Subsequent Events (Details) - Subsequent event [member]	1 Months Ended
Jan. 30, 2019 shares
Subsequent Events (Textual)
Description of vesting period	Each of the options may be exercised at a price per option of $0.101 per share. The Options shall vest over a period of four years from their date of grant, with 25% of the Options vesting on the first anniversary of the date of grant and the remaining Options vesting equally on a quarterly basis during the three years thereafter.
Chairman [Member]
Subsequent Events (Textual)
Options to purchase common stock	12,319,500
Services agreement, description	Under the Agreement, Mr. Rigby shall be entitled to an annual fee of $70,000 plus VAT, to be paid on a monthly basis and options to purchase 12,319,500 ordinary shares (represented by 246,390 ADSs exercisable at $5.07 per ADS) exercisable at $0.101 per share.
Description of vesting period	The options shall have a term of seven years and shall vest upon the earlier of (1) an equity raise of at least US$10 million, in one or more financings, or (2) will vest over a period of four years, with a quarter of the options vesting on January 31, 2020, and the remaining options vesting in equal parts at the end of every quarter thereafter.
Description of options exercisable	(i) 9,050,000 options exercisable into total of 9,050,000 ordinary shares to the company's officers, employees and consultants, and (ii) , subject to shareholders approval, 2,000,000 options exercisable into total of 2,000,000 ordinary shares to members of the board of directors, in the following manner: (i) 250,000 options exercisable into 250,000 ordinary shares, to each of Dr. Abraham Havron, Dr. Gili Hart, Dr. Elan Penn, Scott R. Burell and Adi Goldin; and (ii) 750,000 options exercisable into 750,000 ordinary shares to Dr. Wolfgang Ruttenstorfer.